                                                                        EX 23.02
                                                                  ERIC L. WESTON
                                                     CERTIFIED PUBLIC ACCOUNTANT
                                                               2280 GRAND AVENUE
                                                                       SUITE 308
                                                         BALDWIN, NEW YORK 11510
                                                           PHONE: (516) 771-1001
                                                             FAX: (516) 771-8008

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

I consent to the incorporation by reference on Form 10K (File No. 0-29346) of FRM Nexus, Inc. and Subsidiaries of my report dated March 25, 1997, on my audits of the financial statements of Wendclark Corp. as of February 23, 1997 and for the fiscal year then ended, which report is included on Form 10K.


                                                     /s/ Eric L. Weston
                                                     ---------------------------
                                                     Eric L. Weston
                                                     Certified Public Accountant

Baldwin, New York
May 21, 1999

                                                                        EX 23.02
                                                                  ERIC L. WESTON
                                                     CERTIFIED PUBLIC ACCOUNTANT
                                                               2280 GRAND AVENUE
                                                                       SUITE 308
                                                         BALDWIN, NEW YORK 11510
                                                           PHONE: (516) 771-1001
                                                             FAX: (516) 771-8008

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

I consent to the incorporation by reference on Form 10K (File No. 0-29346) of FRM Nexus, Inc. and Subsidiaries of my report dated March 25, 1997, on my audits of the financial statements of Wendcello Corp. as of February 23, 1997 and for the fiscal year then ended, which report is included on Form 10K.


                                                     /s/ Eric L. Weston
                                                     ---------------------------
                                                     Eric L. Weston
                                                     Certified Public Accountant

Baldwin, New York
May 21, 1999